                                                                   EXHIBIT 10.42

                             OFFICE LEASE AGREEMENT


                                 by and between


                                THE JOSHUA GROUP
                                  ("LANDLORD")


                                      and


                                 TRINTECH, INC.
                            A California Corporation
                                   ("TENANT")



BUILDING:      1720 Walton Road
               Blue Bell, PA  19422

LEASE DATED:   August 16/th/, 1999

                                     INDEX


     PARAGRAPH  HEADING
     ---------  -------

     1.         Parties
     2.         Premises, Term, Rent and Use
     3.         Security Deposit
     4.         Annual Adjustment of Minimum Rent
     5.         Possession
     6.         Affirmative Covenants of Tenant
     7.         Holdover
     8.         Assignment and/or Sublet
     9.         Negative Covenants of Tenant
     10.        Services
     11.        Landlord's right to Enter
     12.        Release of Landlord
     13.        Insurance
     14.        Fire or Other Casualty
     15.        Tenant Default
     17.        Subordination
     18.        Assignment or Sale by Landlord
     19.        Attornment
     20.        Estoppel Letter
     21.        Condemnation
     22.        Notices
     23.        Quiet Enjoyment
     23.        Relocation
     25.        Binding Effect
     26.        Unrelated Business Taxable Income
     27.        Termination of Lease by Expiration of Term
     28.        Miscellaneous Taxes
     29.        Liens
     30.        Severability
     31.        Captions
     32.        Broker
     33.        Entire Agreement


                                    EXHIBITS

     "A"  Commencement Memorandum
     "B"  Workletter Agreement

                            OFFICE LEASE AGREEMENT
                            ----------------------



                      Made this 16th day of August, 1999.


1.   Parties

     1.1  Landlord:                        THE JOSHUA GROUP

          Having its business offices at:  2001 Joshua Road
                                           Lafayette Hill, PA  19444


     1.2  Tenant:                          TRINTECH, INC.

          Having it's business offices at: 2105 South Bascom Ave, Suite 110
                                           Campbell, CA  95008


2.   Premises, Term, Rent and Use

     2.1 Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, all that certain office space containing approximately 2,475 rentable square feet, which is situated on the 2/nd/ floor and designated Suite in the Building known as 1720 Walton Road, Blue Bell, PA 19422 ("Premises"), together with the right to use, on a nonexclusive basis and in common with the other tenants of the Building, the Common Facilities of the Building as hereinafter defined in paragraph 6.5.

     2.2. Tenant agrees to rent said Premises subject to the following conditions:

          a) Subject to the provisions of paragraph 5.1. the Lease term shall be 12 months commencing on September 1, 1999 ("Commencement Date") and ending on August 31, 2000 ("Termination Date").

          b) If the date that the Premises is "Ready for Occupancy" (as defined in Paragraph 5.1 hereof) is after the Commence Date as set forth in Paragraph 2.2a hereof, the term of this Lease shall be increased or extended by the number of days from the date the Premises are Ready for Occupancy until the end of the calendar month in which the Ready for Occupancy date occurs (hereinafter referred to as "Commencement Month") in which event the First Lease Year shall be deemed to end on the last day of the Commencement Month in the following calendar year. Each subsequent Lease Year shall end on the anniversary date of the last day of the First Lease Year. When the commencement Date of this Lease shall be established, the parties hereto shall execute a memorandum confirming such Commencement Date, which memorandum shall be in the form as attached hereto as Exhibit "A" and when full executed by Landlord and Tenant shall be attached to and form a part of this Lease. Tenant's failure or refusal to execute Exhibit "A" shall constitute a default hereunder.

     2.3 Tenant covenants and agrees that is shall pay to Landlord a "Minimum annual Rent" for the Premises as follows:

          a) The Minimum Annual Rent payable for the First Lease Year shall be Forty Five Thousand Seven Hundred Eight Seven and 50/100 Dollars ($45,787.50), payable in equal monthly installments of Three Thousand Eight Hundred Fifteen and 63/100 Dollars (3,815.63).

          b) Upon execution of this Lease by Tenant, Tenant shall pay to Landlord the sum of Three Thousand Eight Hundred Fifteen and 63/100 Dollars ($3,815.63) which sum represents the first monthly installment of minimum rent in advance and shall be applied or credited by Landlord to the monthly rent for the first full calendar month of the term hereof.

          c) In the event Landlord has substantially completed the interior fit-out of the Premises as required of the Landlord hereunder in accordance with paragraph 5 hereof and Tenant is able to use and occupy the Premises prior to the Commencement Date set forth in paragraph 2.2 (a), Tenant shall pay a per diem rental charge for such early occupancy in the amount of One Hundred Twenty Seven and 19/100 ($127.19) for each day of early occupancy. Such early occupancy of the Premises by Tenant shall not alter or change the Commencement Date or Termination Date of this Lease as stated in paragraph 2.2a(a) above.

          d) The Minimum Monthly Rent payable by Tenant hereunder shall be paid by Tenant to Landlord without notice throughout the term of this Lease, and any renewals or extensions thereof, in accordance with paragraph 6.1.

     2.4 Tenant shall occupy the Premises throughout the Term, and shall use the same for the and only for administrative or professional office(s), and Tenant shall make no other use of the Premises without Landlord's prior written consent, which consent shall no be unreasonably withheld or delayed.

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3.   Security Deposit

Upon the execution of his Lease, Tenant shall deposit with Landlord as security for all the terms, covenants and conditions of this Lease the sum of Three Thousand Eight Hundred Fifteen and 63/100 dollars ($3,815.63). This deposit is to be retained by Landlord until the expiration of this Lease and shall be returnable to Tenant provided that (1) the Premises have been vacated; (2) Landlord shall have inspected the Premises after such vacation; and (3) Tenant shall have complied with all the terms, covenants and conditions of this Lease, otherwise, the deposit so paid hereunder or any part thereof may be retained by Landlord, at its option, as liquidated damages, or may be applied by Landlord against any actual loss damage or injury chargeable to Tenant, hereunder or otherwise, if Landlord determines that such loss, damage or injury is chargeable to Tenant. If any portion of said deposit is so used or applied, Tenant shall within five (5) business days after written demand from Landlord, deposit cash with the Landlord in an amount sufficient to replace the amount of the deposit so used or applied. This deposit may not be used as the last rental payment under the Lease. In the event the Building of which the Premises forms a part is sold, the deposit will be transferred to the new owner.

5.   Possession

     5.1 Landlord shall prepare the Premises for occupancy by the Tenant on the commencement Date hereof in accordance with the Work Letter Agreement and Tenant Space Plan attached hereto as Exhibits "B" and "C" respectively. The Premises
                              --------------------
shall be deemed "Ready for Occupancy" if the fit-out required by and set forth on Exhibits "B" and "C" has been substantially and materially completed by
   --------------------
Landlord, or its contractor, such that Tenant could reasonably conduct business therein and any unfinished items have been reduced to a "Purchase List". If the Premises are not Ready for Occupancy by the commencement Date hereof, Landlord shall no be subject to any liability or penalty. Under such circumstance, the Commencement Date, and Tenant obligation with respect to the payment of the Minimum Rent, shall be postponed until and established as of, the actual day the Premises are Ready for Occupancy as defined herein. The Termination Date hereof shall be adjusted in accordance with Paragraph 2.2(b). Failure to give possession on the Commencement Date shall not in any other way affect the validity of this Lease or Tenant's obligation hereunder.

6.   Affirmative Covenants of Tenant
Tenant covenants and agrees that it will without demand:

     6.1  Payment of Rent

          Pay the monthly rent in advance by the first day of each calendar month and all other charges herein reserved as rent on the days and times the same are made payable without fail, and without set-off, deduction or counter-claim. Rent is to be paid to the Landlord at Property Manager's office at the address stated in paragraph 22 or at such other address as directed from time to time by the Landlord in writing. Tenant shall pay a late charge of ten percent (10%) on each dollar of rent, or any other sum collectible as rent, or any other sum collectible as rent under this Lease, not paid within ten (10) calendar days after the same is due. If Landlord shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as a waiver of any of the Landlord's rights. Tenant agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent may be proceeded for and recovered by Landlord in the same manner as rent due and in arrears.

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     6.2  Requirements of Public Authorities

          Comply with, at Tenant's sole cost and expense, all requirements of any of the public authorities and with the terms of any State or Federal statute or local ordinance or regulation applicable to Tenant or in its use of the Premises, and save Landlord harmless from all penalties, fines, costs or damages resulting from Tenant's failure to do so.

     6.3  Rules and Regulations

          Comply with all reasonable rules and regulations, from time to time made by Landlord for the safety, care, upkeep and cleanliness of the Premises, and/or the Building and grounds of which it is part, and/or for the comfort, quiet and convenience of all the occupants or tenants of the Building provided such rules and regulations are uniformly applied to all tenants of the Building and are provided to Tenant in advance. Tenant agrees that such rules and regulations shall, when written notice thereof is given to Tenant, form a part of this Lease. The Tenant agrees to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as the Landlord may hereafter from time to time make for the Building of which the Premises forms a part. The Landlord shall not be responsible for the non-observance by any other tenant for any of said rules and regulations.

          a) The Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by the Tenant without the prior written consent of the Landlord. The Premises shall not be used for the manufacture, storage or sale at auction of any merchandise or goods or tangible property of any kind without the specific written approval of Landlord.

          b) The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or in part thereof to be used in any manner or anything to be brought into or keep therein which in the judgment of Landlord, reasonably exercised, shall in any way impair or tend to impair the character, reputation or appearance of the Building as a high quality office building or which will impair or interfere with or ten to impair or interfere with any of the services performed by landlord for the Building.

          c) No additional locks or similar devices shall be attached to any door or window without Landlord's prior written consent. No keys for any door other than those provided by the Landlord shall be made. If more than two keys for one lock are desired, the Landlord will provide the same upon payment by the Tenant. All keys must be returned to the Landlord at the expiration or termination of this Lease.

          d) All persons entering or leaving the Building after hours on Monday through Friday, or at any time on Saturdays, Sundays or holidays, may be required to do so under such regulations as the Landlord may impose. The Landlord may exclude or expel any peddler.

          e) The Tenant shall not overload any floor. The Landlord may reasonably direct the time and manner of delivery, routing and removal and the location of safes and other heavy articles.

          f) Unless the Landlord gives advance written consent, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air conditioning apparatus in or about the Premises, or carry on any mechanical business therein or use the Premises for housing accommodations or lodging or sleeping purposes or do any cooking therein, or use any illumination other than electric light or use or permit to be brought into the Building any material or other articles deemed hazardous to life, limb, or property, no bicycles, vehicles, or animals of any kind shall be brought into or kept in the Premises excepting seeing eye dogs. Tenant or its employees shall not utilize any type of space heater in the Premises without the prior written approval of the Landlord. The Tenant shall not use the Premises for any illegal purpose.

          g) The Tenant shall cooperate fully with the Landlord to assure the effective operation of the Building's air conditioning system, including the closing of venetian blinds or drapes, and if windows are operable to keep them closed when the air conditioning system is in use and not to permit any of Tenant's employees, agents or invitees to throw anything out of the windows.

          h) The sidewalks, halls passages, exits, entrances, elevators, and stairways shall not be obstructed by the Tenant or used for any purpose other than for ingress to and egress from its Premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall of upon the roof or mechanical floors of the Building.

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          i) Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner reasonably offensive or reasonably objectionable to the Landlord or other occupants of the Building by reason of noise (whether by the use of musical instruments, radios, tapes, records, whistling, singing, or by any other way) odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. Tenant shall not cause or permit any unusual noxious or objectionable odors to originate from the Premises

          j) Tenant shall see that the doors and windows, if operable of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building and that substantially all electricity shall likewise be carefully shut off as may be practicable so as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries or losses sustained by other tenants or occupants of the Building or Landlord.

               In addition to all other liabilities for breach of any covenant of this paragraph 6.3 the Tenant shall pay to the Landlord an amount equal to any increase in insurance premiums payable by the Landlord caused by such breach by Tenant.

     6.4  Notification of Accident, Etc.
          Give to Landlord written notice of any accident, fire or damage occurring on or to the Premises within twenty-four (24) hours of Tenant's knowledge of such occurrence.

     6.5  Condition of Premises

          As used herein Premises shall be deemed to mean those areas used exclusively by Tenant and "Common Facilities" are hereby defined to include the lawns, shrubbery, curbs, sidewalks, parking areas, entranceway, lavatories, elevators, interior foyers or lobbies, hallways, and stairtowers of the Building. Tenant shall during the term of this Lease keep the Premises in good order and condition, ordinary wear ad tear excepted; and toward that purpose Tenant will promptly make all necessary repairs and replacements to the areas used exclusively by Tenant. Without limited the foregoing Landlord may at its discretion, and without any duty to do so, make any necessary repairs or restoration. Landlord at Landlord's expense shall keep in good order and safe condition, and shall promptly repair, the Common Facilities, the structural portions of the Building (which are hereby defined as the structural parts of the roof, floor, slab, foundation, load bearing members, trusses and joists), the interior and exterior walls exclusive of Tenant's partitions AND demising walls), windows, and the mechanical, electrical, HVAC, and plumbing systems and equipment of the Building and Premises, except where the damage or repair has been made necessary by the misuse, act or neglect by Tenant or Tenant's agents, employees, and invitees, in which event Landlord shall nevertheless make the repair but Tenant shall pay to Landlord, as additional rent immediately upon written demand the reasonable costs therefore.

7.   Holdover

Tenant shall peaceably deliver up and surrender possession of the Premises to Landlord at the expiration or sooner termination of this Lease and promptly deliver to Landlord at its office all keys for the Premises. If the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord Rent at double the monthly rent specified in paragraph 2.3 (and as increased in accordance with paragraph 4) for the time the Tenant thus remains in possession sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession the Premises, or an part thereof after the termination of the term, such holder hall at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute a renewal of this Lease for one year. The provisions of this paragraph 7 do not exclude the Landlord's rights of re-entry or any other right hereunder.

8.   Assignment and/or Sublet

     8.1 Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily or otherwise) this Lease or any interest under (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of Law, ((iii) sublet the Premises or any part thereof, or (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant.

     8.2 Notwithstanding anything herein to the contrary, if Tenant desires to sublet or assign this Lease with respect to all or part of the Premises. Tenant shall notify Landlord in writing ("Assignment Notice") of the identity of the proposed sublessee or assignee the terms of the proposed subletting or assignment and the area proposed to be sublet or covered by the assignment and shall give Landlord the option to:

          (a) subject from Tenant such space at the same rent as Tenant is required to pay under the Lease.
          (b) terminate this Lease with respect to the assignment or sublet space; or
          (c) consent to the assignment or subletting of the space, or
          (d) withhold consent to the assignment or sublet.

          Tenant specifically agrees, however, that no assignment or sublet shall be consented to by Landlord unless Tenant is not in default of any of the terms of this Lease beyond the expiration of any applicable notice or grace period, the assignee or sublessee shall actually occupy the Premises: Tenant agrees in writing to remain jointly and severally liable for all the terms covenant and conditions of this Lease; and it is agreed that any rent charged by Tenant to a subtenant that is over and above the rent paid to Landlord by the terms of the terms of this Lease shall be shared equally by Landlord and Tenant.

     8.3 Any of Landlord's options hereunder shall be exercised in writing within thirty (30) days of Landlord's receipt of Tenant's Assignment Notice. If Landlord fails to exercise any of its options within the aforesaid thirty (30) day period, Landlord shall be deemed to have consented to the assignment and/or sublet.

     8.4 If the assignment or sublet space does not constitute the entire Premises and Landlord exercises its option to terminate this Lease for that portion thereof, this Lease shall remain in full force and effect, except that the monthly rental shall be reduced by a percentage equal to the percentage of which the terminated area represents of the entire Premises.

     8.5 In the event Landlord exercises its option to sublet the subject space, the subletting shall be on such terms and conditions as contained in this Lease to the extent applicable, except that Landlord shall have the unconditional right to re-sublet or reassign the subject space to another party.

     8.6 If Landlord consents to an assignment or sublet or is deemed to have consented to same, Tenant shall, within thirty (30) days thereof, provide Landlord with a copy of the fully executed assignment or sublease agreement, which agreement shall include provisions which obligates Tenant and such sublessee or assignee to be jointly and severally liable to Landlord for all terms and conditions contained in this Lease. Should Tenant fail to produce same within thirty (30) days, then Landlord's consent shall be null and void and Tenant shall remain solely responsible for all terms and conditions of this Lease as though Tenant's Assignment Notice had never been received by Landlord.

     8.7 Landlord's consent to an assignment or sublet shall not be construed to any subsequent assignment or sublet, and each such subsequent assignment or sublet shall require an Assignment Notice and Landlord's consent as outlined herein. Nor shall Landlord's acceptance of a rental payment from an assignee or sublessee be construed as consent thereto if Landlord has not expressly consented thereto in writing.

     8.8 Tenant agrees to pay to Landlord reasonable costs including attorney's fees, incurred by Landlord in connection with review of any request by Tenant for Landlord's consent to an assignment or sublet. The maximum charge to Tenant for such review shall be Five Hundred Dollars ($500.00).

9.   Negative Covenants of Tenant
Tenant covenants and agrees it will do none of the following (i.e. paragraphs
9.1 through 9.8 inclusive) without the prior written consent of Landlord.

     9.1  Sinage

          Place or paint any signs on the Premises or anywhere on or in the Building of which the Premises forms a part, or place any curtains, blinds, shades, awnings, aerials, banners or flags, or the like (hereinafter collectively referred to as "Signs"), in the Premises or anywhere on or in the Building visible from outside the Premises. Landlord reserves the absolute right, in its sole discretion, to disapprove any Signs on aesthetic grounds including size, type, location and/or quality. Tenant shall pay the expenses involved in erection of any Signs and obtaining a permit therefor. Tenant warrants that it shall obtain all necessary permits prior to erecting any such Signs and that Tenant shall remove said Signs or the like, on termination of this Lease and promptly restore any damage caused by the installation and/or removal thereof. The listing of any name other than that of Tenant, whether on such Signs or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be the written consent of Landlord mentioned in paragraph 8.3, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

     9.2  Alterations to Premises

Make any alterations, improvements, or additions to the Premises. In the event Tenant desires to make any alterations, improvements, or additions, Tenant shall First submit to Landlord plans and significations therefor and obtain Landlord's written approval thereof prior to commencing any such work. All alterations, improvements, or additions or fixtures whether installed before or after the execution of this Lease shall remain upon the Premises at the expiration or sooner termination of this Lease and become the property of Landlord without compensation to Tenant (excepting only Tenant's moveable office furniture, trade fixtures, office and professional equipment), unless Landlord shall, prior to the Termination Date of this Lease, have given written notice to Tenant to remove the same, in which event Tenant shall remove such alterations, improvements and additions or fixtures, and restore the Premises to the same good order and condition in which they were upon initial occupancy. Should Tenant fail to do so, Landlord may, at Landlord's option, restore the Premises and collect the complete cost and expense therefor from the Tenant as additional rent.

     9.3  Machinery and Equipment

          Use, operate or maintain any machinery, equipment or Fixture that, in Landlord's opinion, is harmful to the Building and appurtenances of which the Premises are a part or is disturbing to other tenants occupying any other part thereof.

     9.4  Weights

          Place any weights in any portion of the Premises beyond the safe carrying capacity of the Building.

     9.5  Fire Hazard

          Do or cause to be done any act objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Premises or on the Building shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Lease; or have any highly flammable, volatile or explosive matter of any kind on or about the Premises. In case of a breach of this covenant (in addition to all other remedies herein given to Landlord), Tenant agrees to pay Landlord as additional rent any and all increase or increases of premiums on insurance reasonably carried by Landlord on the Premises, or on the Building and appurtenant land caused in any way by the occupancy of Tenant.

     9.6  Congestion

          Shall not permit the Premises to be used or occupied in a congested manner. The number of people that shall use or occupy the Premises shall be reasonable for the size of the Premises taking into consideration the safety of the occupants, the burden that an unreasonable number of occupants will place upon the electricity, heating and air conditioning equipment, the congestion that would result in the common facilities of the Building and its appurtenance(s) such as hallways, washrooms, parking lot, etc. If in Landlord's opinion reasonably exercised the Premises are being used occupied by more people than is reasonable. Tenant agrees to reduce the number thereof upon written demand of Landlord to the number that Landlord reasonably determines to be reasonable for the Premises.

     9.7  Removal of Goods.

          Remove, attempt to remove or manifest an intention to remove Tenant's goods or property from or out of the Premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent which may become due during the entire term of this Lease, in addition to all sums denominated as additional rent under this Lease.

     9.8  Toxic or Hazardous Material

          Use, store or dispose of any toxic or hazardous material or substance, as defined by any local, state or federal law or regulation, in or around the Premises. As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste (including, without limitation, asbestos) which, now or in the future, is determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property and/or the use and/or disposal of which is regulated by any governmental authority. If the Premises, or any equipment, trade Fixtures or other mechanical apparatus therein, contains any Hazardous Material which was installed or placed therein by Tenant, Landlord, at its election, shall have the right to (i) cause Tenant to remove and properly dispose of same, all at Tenant's sole cost and after Landlord approves Tenant's removal and disposal plan which shall be submitted to Landlord in writing, or (ii) perform the removal and disposal thereof itself, in which event Tenant shall reimburse Landlord, on written demand, for the cost incurred by Landlord in doing so including the securing of all applicable certification. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents employees, contractors or invitees.

10.  Services

The following services and facilities shall be supplied by Landlord at no additional cost to Tenant (except for the payment of electricity used or consumed by Tenant in or for the Premises as set forth in paragraph 10.3) in connection with Tenant's use of the Premises, in common with other tenants of the Building of which the Premises are a part.

     10.1  Parking

           Tenant shall be entitled to park, on a nonexclusive basis and in common with the other tenants of the Building, in the parking facilities provided for tenants of the Building. Tenant shall not overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right to reasonably determine whether the parking facilities are becoming crowded, and in such event to allocate parking spaces among tenants or to otherwise limit the number of parking spaces available for use by Tenant, its employees and invitees. The parking facilities and exterior common areas shall not be obstructed by Tenant or used by Tenant for any purposes others than parking of motor vehicles and ingress and egress from and to Tenant's Premises. Tenant's employees, agents, invitees and licensees shall not be permitted to park or store on the grounds of the Building any commercial vehicle or storage vehicle. Tenant shall observe, and use only for its designated purpose, and shall cause its employees, agents, invitees and licensees to observe and use only for their designated purpose all handicap parking spaces, loading zones and fire lanes as established by the Landlord from time to time.

     10.3 Electricity

          Landlord shall supply the Premises with reasonable electric service for heat, air conditioning, lighting and power to operate Tenant's business machines and equipment. Landlord shall not have any responsibility or liability to Tenant for any failure, any fluctuation or any surge of electrical power or capacity as provided by or caused by the utility company supplying the same. Landlord shall read the building's electrical meter on a monthly basis and bill Tenant for Tenant's proportionate share, which will equate to 19% of the electric bill. (2,475 square feet divided by 13,000 square feet equates to 19%.)

     10.4 Elevator Services

          Landlord shall provide elevator services during the normal hours of Building operation which is hereby defined to be between the hours of 8:00 AM to 6:00 PM, Monday through Friday, excluding legal holidays such as New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. All Tenant move-ins or move-outs shall not be permitted during normal business hours except with the prior written consent of Landlord or its Property Manager.

     10.5 Interruption of Services

          Landlord shall have no responsibility or liability to Tenant, nor shall there be any abatement in rent for any failure to supply any of said services and facilities that Landlord has agreed to supply hereunder or for any period said services and facilities are out of order, undergoing repair or are disrupted by labor disorders, strikes, accidents or other causes beyond Landlord's control.

11.  Landlord's Right to Enter

Tenant shall permit Landlord. Landlord's agents, or any person authorized by Landlord to inspect the Premises at any time, and to enter the Premises for the purposes of cleaning and, if Landlord shall so elect, for making reasonable alterations, improvements or repairs to the Building or for any reasonable purpose in connection with the operation and maintenance of the Building including showing the Premises to prospective tenants.

12.  Release of Landlord

Tenant agrees to be responsible for and to indemnify and hold Landlord harmless from any and all costs, including attorney fees, and/or liability by reason of any injury, loss, damage to any person or property in the Premises or the Building of which the Premises are a part, whether the same be due to fire, breakage, leakage, water flow, gas, failure of water supply or light or power or electricity, wind lightning, storm, or any other cause whatsoever, whether the loss, injury or damage be to the person or property of Tenant or any other person.

13.  Insurance

Tenant, at its own cost and expense, will provide and keep in force during the term of this Lease, comprehensive general liability insurance with a combined single limit of One Million Dollars ($1,000,000) covering the Premises. Tenant shall also provide and keep in force a fire and hazard policy in an amount sufficient to cover the replacement cost of all Tenant's contents and property kept on the Premises. Tenant's fire and hazard insurance shall contain an endorsement denying the insurer any right of subrogation against Landlord. All policies shall name Landlord as additional named insured and provide for at least thirty (30) days written notice to Landlord before cancellation or material change, Landlord shall be provided with a Certificate of Insurance as evidence of said coverage prior to the Commencement Date of this Lease and Tenant's occupancy of the Premises, and Tenant shall promptly furnish Landlord with a renewal Certificate of Insurance on or before the date of expiration of the then current Certificate of Insurance.

14.  Fire or Other Casualty

     14.1 If during the term of this Lease or any renewal or extension thereof, the Premises or the Building are totally destroyed or so damaged by fire or other casualty not occurring through the fault or negligence of Tenant or those employed by or acting for Tenant and the same cannot be repaired or restored within one hundred twenty (120) calendar days from the date of the occurrence of such damage, or if such damage or casualty is not included in the risks covered by Landlord's fire insurance with the usual extended coverage, then this Lease shall absolutely cease and terminate and the rent shall abate for the balance of the term. In such case, Tenant shall pay the rent apportioned to the date of damage and Landlord may enter upon and repossess the Premises without further notice and with the right the break in and take possession.

     14.2 If the damage caused as above be only partial, Landlord may exercise either of the following options:

            (a) If the repair of such partial destruction can be made with Landlord's insurance proceeds, Landlord shall have the option to restore the Premises for that purpose and the rent shall be apportioned during the time Landlord is in possession, taking into account the proportion of the Premises rendered untenantable and the duration of Landlord's possession if a dispute arises as to the amount of rent due under this clause, Tenant agrees to pay in escrow with Madison Bank (or a successor reasonably acceptable by Landlord and Tenant) the full amount claimed by Landlord and Tenant shall have the right to proceed by law or recover the excess payment, if any; or

            (b) In the event of said partial destruction, Landlord shall have the option to terminate this Lease by giving written notice of such termination to Tenant within sixty (60) days after said partial destruction; and upon giving of such notice, the Lease shall expire immediately, and the Tenant shall vacate the Premises.

     14.3 If the damage caused as above is only slight, such that Tenant can continue to reasonably conduct business in the entire Premises, Landlord shall repair whatever portion, if any, of the Premises that may have been damaged by fire or other casualty and the rent accrued or accruing shall not be apportioned or suspended.

     14.4 If said damage by fire or other casualty was caused by the gross negligence or willful misconduct of Tenant or its agents, employees or invitee, Tenant shall not be entitled to any abatement or apportionment of the rent.

15.  Additional Rent

Tenant agrees to pay Landlord as rent, in addition to the minimum rental herein reserved, any and all sums which may become due under this Lease by reasons of any and all covenants of this Lease or by reasons of any default or failure on Tenant's part to comply with any and all of the covenants of this Lease, and also any and all damages to the Premises caused by any act or neglect of Tenant, its contractors, agents or employees.

16.  Tenant Default
     16.1   If Tenant:
            (a) Does not pay in full when due any and all installments of rent and/or any other charges or payment herein reserved, included, or agreed to be treated or collected as rent; or
            (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or
            (c) Vacates the Premises or removes or attempts to remove or manifests an intention to remove all of Tenant's goods or property therefrom otherwise than in the ordinary and usual course of business or an assignment or subletting without having first paid and satisfied Landlord in full for all rent and other charges, expenses and costs then due or that may thereafter become due until the expiration of the terms; or
            (d) Makes an assignment for the benefit of creditor; or files a voluntary petition under any bankruptcy or insolvency law; or if an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant (and not discharged within sixty (60) days); or whenever the Tenant permits or otherwise suffers this Lease to be taken under any writ of execution; or if this Lease passes to or devolves upon, by law or otherwise, to one other than Tenant; or
            (e) Makes any assignment or sublet of this Lease which is not accord with the terms and conditions of the assignment provisions of this Lease.

            In any of the events hereinabove set forth there shall be deemed to be a breach of this Lease and thereupon ipso facto and without written notice, except as set forth in paragraph 16.2, or other reasonable action by Landlord, at the sole option of the Landlord, Landlord shall have the right and privilege to pursue the remedies set forth in paragraphs 16.3, 16.4, 16.5, 16.6, 16.7 and/or 16.8.

     16.2   Time to Remedy Default

            Landlord shall have no right to exercise any remedy for default by Tenant and Tenant shall not be, or be deemed to be, in default hereunder unless and until Landlord shall send to Tenant written notice of any default specifying the default, and

            a) If the default is in payment of money, unless Tenant fails to remedy the default within five (5) calendar days after said notice is received, or

            b) If the default is other than in payment of money, unless Tenant fails to begin to cure the default within twenty (20) calendar days following receipt of said notice and proceeds expeditiously, continuously and diligently to cure the default

     16.3   Landlord's Remedies

            The occurrence of any of the events listed in paragraph 16.1 above shall be deemed a breach of this Lease and without further notice to Tenant, except as set forth in paragraph 16.2, Landlord shall have the following remedies available to it to the extent permitted by law.

          (a) The rent for the entire unexpired balance of the term of this Lease as well as other charges, costs and expenses agreed to herein shall immediately become sue and payable and in arrears; and/or

          (b) Landlord, or anyone acting on Landlord's behalf at Landlord's option may without written notice or demand enter the Premises and take possession of and sell all goods and chattels therein at auction on three (3) days notice, served in person on Tenant or left or posted on the Premises and pay Landlord out of the proceeds of said auction sale; or

          (c) Landlord may remove from the Premises without liability therefor all goods and chattels found therein and may relocate same to any other place or location. Tenant agrees to pay all costs for relocation and storage. Tenant hereby releases and discharges Landlord, and its agents, from all claims, auctions, suits, damages and penalties, for or on account of any entry distraint, levy, appraisement, removal of said goods and chattels or sale thereof; and/or

          (d) Landlord may take possession of the Premises, make any alterations as are reasonably necessary for reletting and may lease the Premises or any part to any party as may in Landlord's reasonable discretion seem best and tenant shall remain liable for any loss of rent, cost of alterations or other costs associated with or incurred by Landlord in reletting the Premises.

          (e) Landlord shall have, in addition to the above, all other remedies available to Landlord in law or equity. Tenant shall reimburse Landlord for all reasonable attorney's fees incurred by Landlord in exercising its remedies herein.

     16.4 Termination of Lease by Tenant Default

          Upon the occurrence of any of the events listed in paragraph 16.1 above, Landlord may, at its election after the expiration of the applicable time set forth in paragraph 16.2, terminate this Lease and Tenant's right to possession of the Premises, whereupon Landlord shall be entitled to recover damages for such breach, in addition to all sums actually due and in arrears in an amount equal to the sum of all rent reserved for the balance of the term of this Lease.

     16.5 Confession of Judgement, Rent

          If rent and/or charges hereby reserved as rent shall remain unpaid on any day when due or any other condition of the Lease is broken by Tenant, Tenant hereby empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Tenant in any and all actions which may be brought for rent and/or the charges reserved as rent, to sign for Tenant an arrangement for entering in any competent Court an amicable action to confess judgement against Tenant for all or any part of the rent specified in this Lease and then unpaid including, at Landlord's option, the rent for the entire unexpired balance of the term of this Lease, and/or other charges attorney's fees, payments, costs and expenses, reserved as rent shall fall due or be in arrears, and such powers may be exercised under any extension or renewal of this Lease. The right to confess judgement cannot be exhausted by a single exercise thereof and may be exercised upon and event of default.

     16.6 Ejectment

          When this Lease shall be determined by condition broken, either during the original terms of this Lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Landlord to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Premises, for which this Lease shall be his sufficient warrant, whereupon, if Landlord so desires, a writ of execution or of possession may issue forthwith, without any prior writ of proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the Premises hereby demised remain in or be restored to Tenant. Landlord shall have the right upon any subsequent default or defaults or upon the termination of this Lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said Premises.

     16.7 Affidavit of Default

          In any amicable action for rent or in ejectment, the Landlord shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, and of a true copy of this Lease (and the truth of the copy of such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court custom or practice to the contrary notwithstanding.

          If the proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this Lease, of for nonpayment of rent or for any other reason, Tenant specifically waives the right to the fifteen (15) or thirty (3) days notice required by the Act of April 6, 1951. P.L. 69. And agrees that five (5) days notice shall be sufficient in either or any other case.

     16.8 Remedies Cumulative

          All of the remedies hereinbefore given to Landlord and all rights and remedies given to Landlord by law and equity shall be cumulative and concurrent. No termination of this Lease or the taking or recovering of the Premises shall deprive Landlord of any of its remedies or actions against Tenant for any and all sums due at the time of termination or recovery of possession.

17.  Subordination

This Lease is subject to and subordinate to any and all mortgages, deeds of trust or ground leases now or hereafter placed upon the Premises. Provided, however, if Tenant is not in default and performs its obligations hereunder Tenant shall not be disturbed in its possession of the Premises and this Lease shall remain in full force and effect. Although this subordination shall be self-executing, Tenant agrees upon demand of Landlord to execute, acknowledge and deliver all such instruments as shall be reasonably requested by any mortgagee or proposed mortgagee to confirm such subordination, and Tenant agrees to execute an estoppel agreement in favor of any mortgagee of Landlord, if requested to do so by any mortgagee or Landlord. Tenant shall be responsible for any reasonable attorney's fees or other costs incurred by Landlord in enforcing this provision, should Tenant refuse to comply with this provision.

18.  Assignment or Sale by Landlord

This Lease shall be freely assignable by Landlord, the right to enforce all of the provisions of this Lease may be exercised by any assignee of Landlord's right, title and interest in this Lease. Tenant hereby expressly waives the requirements of any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

19.  Attornment

In the event of the sale or assignment of Landlord's interest in the Building of which the Premises are a part or in the event of the exercise of the power of sale under any mortgage made by Landlord, Tenant shall execute upon request any agreement of attornment to the purchaser to recognize such purchaser as Landlord under this Lease.

20.  Estoppel Certificate

Tenant shall, within five (5) business days of the request of Landlord, issue an estoppel certificate, in the form supplied by Landlord, to any party designated by Landlord. Should Tenant fail to sign an estoppel certificate within five (5) business days or unreasonably withhold its signature, Landlord may commence legal proceedings to enforce this provision and Tenant shall be responsible for all reasonable legal fees incurred by Landlord and for all damages incurred by Landlord resulting from Tenant's failure to sign an estoppel certificate.

21.  Condemnation

In the event that the Premises or any part thereof is taken or condemned for a public or quasi-public use, this Lease shall, as to the part so taken, terminate as of the date shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire Premises be so taken. In either event Tenant waives all claims against Landlord for any part of the award for the complete or partial taking of the Premises, and it is agreed that Tenant shall not be entitled to notice whatsoever of the partial or complete termination of this Lease by reason of the aforesaid. Nothing in this paragraph 21 shall be interpreted to limit or prevent Tenant from making any claim against the condemning authority for removal expenses, business dislocation damages and/or moving expenses. In the event any portion of Tenant's Premises is condemned, Tenant shall have the right to terminate this Lease upon the date title to the portion of the Premises vests with the condemning authority.

22.  Notices

All notices required to be given by either party hereto to the other shall be in writing. All such notices shall be deemed to have been properly given if served personally or if sent by overnight delivery service or by United States registered or certified mail, postage prepaid, and addressed as set forth herein or to such other address which either party may hereafter designate in writing by notice give in a like manner to the other.

IF TO LANDLORD:
      c/o       Anthony J. Macchia
                Associate Controller
                2001 Joshua Road
                Lafayette Hill, PA 19444

IF TO TENANT:

     at the Premises as set forth in paragraphs 1.2 and 2.1


23.  Quiet Enjoyment

Landlord agrees that Tenant, on paying the rent and other sums payable hereunder and performing the covenants and conditions herein set forth, subject as aforesaid, shall and may, peaceably and quietly have, hold and enjoy the Premises for the term aforesaid, free and clear of anyone claiming through Landlord.

24.  Relocation

If the Premises contain an area of 2,000 square feet or less, Landlord, at its sole expense, on at least sixty (60) days prior written notice to Tenant, may require Tenant to move from the Premises to another location of comparable size and decor in order to permit Landlord to consolidate the Premises with other space leased or to be leased to another tenant in the Building. In the event of any such relocation, Landlord shall pay all the expense of preparing and decorating the new location so that it will be substantially similar to the Premises, and will pay the reasonable expense of moving Tenant's furniture and equipment to the new location. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day notice period, Landlord shall have the right to cancel and terminate this Lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

25.  Binding Effect

The submission of this Lease does not constitute a reservation of, or option for, the Premises and this Lease shall become a binding offer and legally enforceable contract only upon execution and delivery thereof by both Landlord and Tenant. All rights and liabilities herein given to, or imposed upon the respective parties hereto, shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties.

26.  Unrelated Business Taxable Income

Landlord shall have the right, from time to time, to require amendments to this Lease if the Landlord is advised, and delivers to Tenants a written opinion by Landlord's counsel, that all of any portion of the monies paid by Tenant to Landlord hereunder are, or will be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code, or regulations issued thereunder. Tenant agrees to make good faith efforts to enter into such amendments, provided that no such amendments shall result in Tenant having to hereunder pay in the aggregate in any month more money on account of its occupancy of the Premises than it would have been required to pay in the absence of such amendment, and provided further than no such amendment shall result in Tenant receiving under the provisions of this Lease less services than it is entitled to receive, nor services of a lesser quality, and provided further that any amendment shall be in form and substance satisfactory to counsel for Tenant.

27.  Termination of Lease by Expiration of Term

     27.1 It is hereby mutually agreed that either party hereto may terminate the Lease at the expiration of the original term or any renewal of extension thereof by delivering to the other party written notice of same no later than one hundred eighty (180) calendar days prior to the expiration of the then current term. In the absence of such notice the Lease shall then automatically continue for an additional period of one (1) year under the same terms and conditions including all automatic escalations of rent (in accordance with paragraph 4) in force immediately prior to the expiration of the then current term, and so on for a one (1) month to one (1) month period until terminated by either party as herein provided. Any rental allowance or other benefit granted Tenant by Landlord during the original Lease term shall not automatically carry over into any renewal or extension thereof.

     27.2 If Landlord shall have given Tenant written notice prior to the expiration of any term hereby created of Landlord's intention to change the terms and conditions of the Lease, and Tenant shall not within thirty (30) calendar days from such notice notify Landlord of Tenant's intention to vacate the Premises at the expiration of the then current term, then Tenant shall be bound under the terms and conditions as set forth in such notice for a further term as above provided, or for such further term as may be stated in said notice.

28.  Miscellaneous Taxes

Tenant shall pay prior to delinquency all taxes assessed against or levied upon it by reason of its occupancy of the Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises, if nonpayment thereof shall give rise to a lien on the real estate, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant fixtures, furnishings, equipment and other personnel property, or upon Tenant, occupancy of the Premises, shall be assessed and taxed with the property of Landlord. Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

29.  Liens

If because of any act or omission of Tenant, its employees, agents, contractors or subcontractors, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, or the Building of which the Premises are a part, Tenant shall at its own cost and expense, cause the same to be discharged of record, within thirty (30) days after the filing thereof, and Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorney's fees resulting therefrom.

30.  Severability

Each term, or provisions, contained in this Lease, or any amendment or supplement hereto, is a separate and distinct covenant and, if any such term, or provision, is declared unenforceable or unconstitutional, or invalid by any court of competent jurisdiction or by any act of Congress or by any other governmental authority, such decision, statute, ordinance or regulation will not affect in any manner the enforceability or validity or any other term, or provisions, contained herein, and they will remain in full force, virtue and effect.

31.  Captions

The titles hereof are inserted solely for convenience of reference and are not intended to indicate all of the subject matter of the respective sections; they shall not constitute a part of any section nor shall they be interpreted or construed to affect the meaning, construction or effect of any section.

32.  Broker

Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiations or execution of this Lease other than the Windsor Realty Group, LTD and Hansen Realty and Tenant agrees to indemnify Landlord against all costs, expenses, attorney's fees, or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming the same by, through or under Tenant.

33.  Entire Agreement

It is expressly understood and agreed by and between the parties hereto that this Lease, and any Rider or Addendum that may be attached hereto, sets forth the entire agreement between the parties and that there are no promises, agreements, conditions or understanding, either oral or written between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby have caused this Lease to be executed the day and year first written.

                          SIGNED, SEALED AND DELIVERED



     THE JOSHUA GROUP                         TRINTECH, INC.
                                         A California Corporation

/s/ Anthony J. Macchia              /s/ Eugene Tighe
----------------------------        --------------------------------
       ("Landlord")                       ("Tenant")

BY Anthony J. Macchia               BY  Eugene Tighe/Controller
----------------------------        --------------------------------


WITNESS ____________________        ATTEST__________________________

                                  EXHIBIT "A"


                            COMMENCEMENT MEMORANDUM


     THIS MEMORANDUM DATED August 12TH, 1999 BY AND BETWEEN THE JOSHUA GROUP ("LANDLORD") AND TRINTECH, INC., A California Corporation ("TENANT") covering the Premises comprising 2,475 rentable square feet situated on the 2nd floor in the Building known as 1720 Walton Road, Blue Bell, PA 19422.

     Pursuant to the provisions of Paragraph #2.2 of the Office Lease Agreement dated August 12th, Landlord and Tenant, intending to be legally bound hereby, agree as follows:

1. The "Ready for Occupancy" date is hereby established and agreed to be the 22nd day of August, 1999.

2. The "Commencement Date" of said Lease is established as Sept 1 and the "First Lease Year" shall expire at midnight on the 31 day of August 1999.

3. The term of said Lease shall expire at midnight on the 31 day of August unless renewed or extended in accordance with the provisions of the Lease.

4. Tenant further acknowledges (i) that Tenant is in possession and in full occupancy of the premises to which Tenant is entitled under the Lease, and
     (ii) that Landlord has completed all of the improvements, betterments, and/or interior building-out or fit-out required of the Landlord, excepting the Punch List items set forth on Schedule "C" attached hereto and made a
                                       ------------
     part hereof.

     In witness whereof, the parties hereto, intending to be legally bound hereby have duly executed this Memorandum this 16 day of August, 19__.


          THE JOSHUA GROUP                      TRINTECH, INC.
                                          A California Corporation
          ("Landlord")                            ("Tenant")

BY /s/ [ILLEGIBLE]                  BY  /s/ [ILLEGIBLE]
   ---------------------------          -----------------------------


WITNESS_______________________        ATTEST_________________________



NOTE: This memorandum to be completed and executed on the date of possession.

                                  EXHIBIT "B"

                              WORKLETTER AGREEMENT

Tenant shall accept the Demised Premises in "AS IS CONDITION". The Landlord shall not be responsible for any Tenant Improvements to the Demised Premises.



      THE JOSHUA GROUP                     TRINTECH, INC.
                                     A California Corporation
        ("Landlord")                         ("Tenant")

BY /s/ [ILLEGIBLE]^^             BY  /s/ [ILLEGIBLE]^^
   --------------------------       --------------------------


WITNESS----------------------    ATTEST-----------------------

                                    ADDENDUM


     ADDENDUM ATTACHED TO and made a part of the Office Lease Agreement made the 16/th/ day of August, One Thousand Nine Hundred and Ninety Nine (1999) by
and between THE JOSHUA GROUP (Landlord), and TRINTECH, INC., A California
                                             ----------------------------
Corporation (Tenant), covering the 2nd floor offices consisting of
-----------
approximately 2,475 square feet in the building known as 1720 Walton Road, Blue Bell, PA 19422.

     With intent to be legally bound, the parties hereto do agree that the following terms and conditions are made a part of the aforementioned lease in like manner as if they were directly set forth therein and shall prevail over any inconsistent printed provisions of said lease form:

1.   RENT SCHEDULE
     -------------

     Lease Year          From/To              Monthly   Annually
     ----------          -------              -------   --------

     First          9/01/99 - 08/31/2000     $3,815.63  $45,787.50

2.   INSURANCE
     ---------

     Tenant, at its own cost and expense, will provide and keep in force during the term of the Lease Agreement, comprehensive general liability insurance and fire hazard insurance with a combined single limit of One Million Dollars ($1,000,000.00) covering the demised premises. All such policies shall name Landlord as additional named insured and provide for at least thirty (30) days written notice to Landlord before cancellation or material change. Landlord shall be provided with a Certificate of Insurance as evidence of said coverage.

3.   JANITORIAL
     ----------

     Tenant shall be solely responsible to contract with a janitorial service to clean the Demised Premises. Tenant shall also be solely responsible for all costs for and relating to the janitorial service.


==============================================================================

                          SIGNED, SEALED AND DELIVERED
                              (IN THE PRESENCE OF)


          THE JOSHUA GROUP                      TRINTECH, INC.
                                           A California Corporation
          ("Landlord")                             ("Tenant")

BY /s/ [ILLEGIBLE]                  BY  /s/ [ILLEGIBLE]
   --------------------------           ---------------------------


WITNESS______________________         ATTEST_______________________